UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 13, 2020

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on May 13, 2020 in Aurora, Ohio. Five proposals were voted upon at the Meeting, which were (1) the election of four (4) persons to serve as directors of the Company for a three-year term expiring at the 2023 Annual Meeting; (2) approving an amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the authorized number of common shares; (3) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (4) ratification of the selection of S. R. Snodgrass, P.C. as the independent register public accountants for the fiscal year ending December 31, 2020; and (5) approval to adjourn the annual meeting, if necessary, to allow solicitation of additional proxies, in the event there were not sufficient votes at the time of the annual meeting to adopt the proposal to amend the Articles. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 3, 2020.

The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric W. Hummel	3,499,009	627,258	1,082,530
Kenneth E. Jones	3,520,685	605,582	1,082,530
James J. McCaskey	3,509,323	616,944	1,082,530
Michael C. Voinovich	3,782,769	343,498	1,082,530

Proposal 2. Approval to amend the Company’s Articles of Incorporation to increase the authorized number of shares:

For	Against	Abstentions	Broker Non-Votes
3,977,723	1,189,479	41,596	0

Proposal 3. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement:

For	Against	Abstentions	Broker Non-Votes
3,698,423	415,922	11,922	1,082,530

Proposal 4. Ratification of the selection of S. R. Snodgrass, P. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
4,583,853	576,298	48,647	0

Proposal 5. Approval to adjourn the annual meeting, if necessary, to allow solicitation of additional proxies, in the event there were not sufficient votes at the time of the annual meeting to adopt the proposal to amend the Articles:

For	Against	Abstentions	Broker Non-Votes
4,392,203	718,524	98,070	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.
Date: May 15, 2020	/s/ James R. Heslop, II ,
Executive Vice President and COO